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                                                                    EXHIBIT 32.2

                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                            OF PRIVATE BUSINESS, INC.
                    FOR THE QUARTER ENDED September 30, 2003

The undersigned hereby certify, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for Private Business, Inc. ("Issuer") for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         a). fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         b). the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

         This Certification accompanies the Quarterly Report on Form 10-Q of the Issuer for the quarterly period ended September 30, 2003.

         This Certification is executed as of November 6, 2003.

                                               /s/ Gerard M. Hayden, Jr.
                                               --------------------------
                                               Gerard M. Hayden, Jr.
                                               Chief Financial Officer

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securitie and Exchange Commission or its staff upon request.

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